National Health Investors


186

Q1 2025 Supplemental

NHI
NATIONAL HEALTH INVESTORS

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants; the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2024. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended March 31, 2025.

COVER: JUNIPER VILLAGE AT PARAMUS IS A SENIOR LIVING COMMUNITY IN PARAMUS, NJ OPERATED BY JUNIPER COMMUNITIES.

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), National Health Investors, Inc. (NYSE: NHI) is a real estate investment trust specializing in sale-leasebacks, joint-ventures, senior housing operating partnerships, and mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent living, assisted living and memory care communities, entrance-fee retirement communities, skilled nursing facilities, and specialty hospitals.



ERIC MENDELSOHN

President & CEO



KRISTIN S. GAINES

Chief Transaction Officer



KEVIN PASCOE

Chief Investment Officer



JOHN SPAID

Chief Financial Officer



DAVID TRAVIS

Chief Accounting Officer



MICHELLE KELLY

SVP, Investments



BETH BLANKENSHIP

SVP, Legal Affairs

ANALYST COVERAGE

BMO Capital Markets: Juan Sanabria
BofA Global Research: Joshua Dennerlein
Deutsche Bank: Omotayo Okusanya
Jefferies: Joe Dickstein
KeyBanc Capital Markets: Austin Wurschmidt
Truist Securities: Michael Lewis
Wedbush: Richard Anderson
Wells Fargo: John Kilichowski

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW



As of March 31, 2025

118 SENIOR HOUSING

70 SKILLED NURSING

2 SPECIALTY HOSPITAL

15 SHOP

Portfolio (DOLLARS IN THOUSANDS)	Properties	Units	Investment	Adjusted NOI[1]	Annualized	% of Total
Triple Net						
Senior Housing	109	9,634	$2,069,006	42,288	$166,086	56.8%
Skilled Nursing	65	8,524	557,996	22,039	84,868	29.0%
Specialty Hospital	1	87	42,298	967	3,867	1.3%
Mortgages and Other Notes Receivable						
Senior Housing	9	906	116,243	2,422	9,574	3.3%
Skilled Nursing	5	611	42,486	781	3,081	1.1%
Specialty Hospital	1	36	14,642	243	973	0.3%
Other			105,309	2,911	11,759	4.0%
Senior Housing Operating	15	1,732	359,820	3,084	12,335	4.2%
Total	205	21,530	$3,307,800	$74,735	$292,543	**100.0%**

[1] Adjusted segment NOI includes the impact of assets held for sale, disposals, and loan payoffs during the quarter. The annualized impact excludes these items.

PARTNERS [2]



HOSPITAL & OTHER 4.5%
SHOP 4.2%
NHC 13.4%
ENSIGN 9.4%
OTHER SNF 5.7%
HSM 3.8%
SLC 19%
BICKFORD 12.8%
OTHER SH 27.2%

ASSET CLASS [2]



INDEPENDENT LIVING 2.2%
OTHER INCOME 3.9%²
SHOP 4.2%
SENIOR LIVING CAMPUS 5.9%
SKILLED 30.1%
ASSISTED LIVING 26.5%
SPECIALTY HOSPITAL 1.6%
ENTRANCE FEE 25.6%

Sr. Hsng. Need-Driven	*32.4%*	*Other*	*3.9%*
Sr. Hsng. Discretionary	*27.8%*	*SHOP*	*4.2%*
SNF/Hospital	*31.7%*		

[2] Based on annualized adjusted NOI of $292.5 million for contracts in place at March 31, 2025.
[3] Other Income consists primarily of revenue from non-mortgage notes receivable.
Percentages may not add to 100% due to rounding.

REAL ESTATE INVESTMENTS NOI

(DOLLARS IN THOUSANDS)

	Properties	Units	QTD NOI	Straight Line Revenue	NOI Less Straight Line Revenue	Non-cash Adjustments	QTD Adjusted NOI	Full Year Impact	Real Estate Investments Annualized Adjusted NOI
Leases									
Senior Housing - Need Driven									
Assisted Living	81	4,616	$ 20,384	$ 862	$ 19,522	$ 89	$ 19,611	$ 56,993	$ 76,604
Senior Living Campus	10	1,229	4,262	196	4,066	1	4,067	12,320	16,387
Total Need Driven	91	5,845	24,646	1,058	23,588	90	23,678	69,313	92,991
Senior Housing - Discretionary									
Independent Living	7	846	1,705	79	1,626	—	1,626	4,731	6,357
Entrance-Fee Communities	11	2,943	15,945	(104)	16,049	635	16,684	50,054	66,738
Total Discretionary	18	3,789	17,650	(25)	17,675	635	18,310	54,785	73,095
Total Senior Housing	109	9,634	42,296	1,033	41,263	725	41,988	124,098	166,086
Medical Facilities									
Skilled Nursing	65	8,524	22,301	262	22,039	—	22,039	62,829	84,868
Hospitals	1	87	1,082	115	967	—	967	2,900	3,867
Total Medical Facilities	66	8,611	23,383	377	23,006	—	23,006	65,729	88,735
Disposals			300	—	300	—	300	(300)	—
Total Leases	175	18,245	$ 65,979	$ 1,410	$ 64,569	$ 725	$ 65,294	$ 189,527	$ 254,821
Mortgages and Other Notes									
Senior Housing - Need Driven	7	655	$ 409		$ 409	$ (30)	$ 379	$ 1,136	$ 1,515
Senior Housing - Discretionary	2	251	2,035		2,035	(20)	2,015	6,044	8,059
Skilled Nursing	5	611	792		792	(11)	781	2,300	3,081
Hospitals	1	36	260		260	(17)	243	730	973
Other Notes Receivable			2,925		2,925	(14)	2,911	8,848	11,759
Payoffs			28		28	—	28	(28)	—
Total Mortgage and Other Notes	15	1,553	$ 6,449		$ 6,449	$ (92)	$ 6,357	$ 19,030	$ 25,387
Total Real Estate Investments			$ 72,428	$ 1,410	$ 71,018	$ 633	$ 71,651	$ 208,557	$ 280,208

** QTD Adjusted NOI includes the impact of assets held for sale, disposals, and deferral repayments during the quarter. The annualized impact excludes assets held for and disposals, if any, and approximately $1.4 million in unscheduled deferral repayments received during the quarter. The annualized adjusted NOI also excludes approximately $1.0 million related to the NHC prior year final certification.*

SENIOR HOUSING OPERATING PORTFOLIO (SHOP)

(DOLLARS IN THOUSANDS EXCEPT REVPOR)

Portfolio Overview	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
Properties	15	15	15	15	15
Units	1,732	1,732	1,732	1,732	1,732
Occupancy	89.2%	89.4%	88.6%	87.0%	85.3%
REVPOR	$3,008	$3,014	$2,989	$2,962	$2,988
Resident fees	$13,939	$14,004	$13,771	$13,390	$13,256
Operating expenses	(10,162)	(10,059)	(10,065)	(9,773)	(9,668)
Management fees	(691)	(697)	(679)	(664)	(646)
NOI	$3,086	$3,248	$3,027	$2,953	$2,942
NOI Margin	22.1%	23.2%	22.0%	22.1%	22.2 %
Recurring capex	$362	$394	$583	$470	$529

INDUSTRY PARTNERS

Partner	Description	OWNERSHIP	MARKET FOCUS	% OF NOI[1]
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	EFC	19%
NHC National HealthCare Corporation	NHC affiliates operate for themselves and third parties 68 skilled nursing facilities with 8,732 beds. NHC affiliates also operate 26 assisted living communities with 1,501 units, five independent living communities with 475 units, three behavioral health hospitals, 35 homecare agencies, and 30 hospice agencies.	Public	SNF	13%
Bickford	Bickford Senior Living manages or operates over 50 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SH	13%
Ensign Group	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 14 states.	Public	SNF	9%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	EFC	4%
Encore Senior Living	Encore Senior Living develops, renovates and manages senior living communities. The company's portfolio consists of 43 communities in five states providing the continuum of senior care including independent living, assited living, and memory care.	Private	SH	4%
HSM Health Services Management, Inc.	Health Services Management is a non-profit formed in 2000. The Company operates more than 18 skilled nursing and assisted living facilities located in Florida, Tennessee, and Texas.	NFP	SNF	4%
Spring Arbor Senior Living	Spring Arbor Senior Living, a Foundry Commercial company, operates 33 senior living communities across the Mid-Atlantic, Southeast, and Midwest with a focus on serving residents and their loved ones. Spring Arbor assisted living and memory care residents enjoy a lifestyle focused on wellness with on-site therapy and a full schedule of activities, enabling residents to live life to the fullest.	Private	SH	3%
Discovery Senior Living	For more than 30 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 15,000 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SH	3%
PACS	PACS was founded in 2013 with two skilled nursing facilities. Since the purchase of those facilities, the PACS family consists of over 314 independent operating subsidiaries across 17 states, as well as ancillary and support services, and continues to bring its proven model of mission-driven care that balances access to a national network of support and resources with local decision making.	Public	SNF	2%

[1] *Based on annualized Adjusted NOI of $292.5 million for contracts in place at March 31, 2025.*

LEASE PORTFOLIO
EBITDARM COVERAGE & OCCUPANCY

NHI TOTAL PORTFOLIO

PROPERTY TYPE	SH	SNF	MEDICAL NON-SNF	TOTAL
Properties	104	68	1	173
4Q23 Coverage	1.42x	2.82x	3.03x	1.94x
4Q23 Occupancy	83.7%	81.4%	79.7%	82.6%
4Q24 Coverage	1.53x	3.06x	2.85x	2.09x
4Q24 Occupancy	85.9%	83.3%	77.6%	84.6%

PROPERTY CLASS	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC	MEDICAL	MEDICAL EXCL. NHC
Properties	90	52	14	5	69	34
4Q23 Coverage	1.32x	1.13x	1.54x	1.63x	2.83x	2.07x
4Q23 Occupancy	83.9%	84.3%	83.3%	84.3%	81.4%	73.6%
4Q24 Coverage	1.41x	1.23x	1.67x	1.86x	3.05x	2.21x
4Q24 Occupancy	86.1%	86.0%	85.7%	88.5%	83.2%	76.8%

CUSTOMERS	NHC[1]	SLC[2]	BICKFORD[3]
Properties	35	10	38
4Q23 Coverage	3.80x	1.48x	1.62x
4Q23 Occupancy	87.9%	81.9%	83.2%
4Q24 Coverage	4.11x	1.56x	1.69x
4Q24 Occupancy	88.6%	83.2%	86.2%

SLC & BICKFORD VERSUS NICMAP VISION OCCUPANCY

PROPERTY TYPE	PROPERTIES	1Q 2024	2Q 2024	3Q 2024	4Q 2024	1Q 2025
SLC						
NICMAP Metro Markets		87.0%	87.8%	88.5%	89.3%	89.3%
Covered	6	83.8%	84.3%	84.4%	85.7%	86.3%
Non-Covered	4	80.9%	80.7%	80.1%	79.8%	80.2%
Total	10	82.8%	83.1%	83.0%	83.8%	84.3%
Bickford						
NICMAP Metro Markets		83.3%	84.0%	84.4%	85.4%	86.1%
Covered	27	86.4%	85.9%	87.4%	88.5%	85.6%
Non-Covered	11	83.6%	83.6%	81.7%	82.9%	82.7%
Total	38	85.8%	85.4%	86.2%	87.3%	85.0%

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months;

[1] NHC Fixed Charge Coverage Ratio and displayed occupancies are on corporate-level. The occupancies are for the SNF portfolio only as can be seen in NHC's public filings.
[2] SLC operates 9 discretionary CCRC properties and one need driven assisted living community.
[3] Bickford proforma coverages at the increased rent, effective April 2024, are 1.66x for T12 and 1.47x for Prior T12. Including the April 2024 rent increase and deferral repayments, pro forma coverage was 1.46x and 1.31x, respectively.

TENANT PURCHASE OPTIONS (DOLLARS IN THOUSANDS)

ASSET TYPE	PROPERTIES	LEASE EXPIRATION	1ST OPTION OPEN YEAR	OPTION TYPE	CURRENT CASH RENT ($)	% OF TOTAL[1]
SH	2	May 2035	2029	A	$6,274	2.24%
SNF	1	September 2028	2028	B	$522	0.19%
SNF	1	April 2032	2031	C	$2,607	0.93%
						3.36%

Option Type:
A. Fixed base price plus a specified share on any appreciation
B. Fixed base price
C. Fixed minimun internal rate of return on NHI's investment

[1] *Based on Real Estate Investments annualized adjusted NOI of $280.2 million for contracts in place at March 31, 2025.*

LEASE MATURITIES (ANNUALIZED CASH RENT; DOLLARS IN THOUSANDS)

	Properties	Units	SH ($)	SNF ($)	Other ($)	Total ($)	% of Total[2]
2025	2	130	1,349	—	—	1,349	0.5%
2026	35	4,807	1,486	37,610	—	39,096	15.3%
2027	4	803	13,897	1,845	—	15,742	6.2%
2028	12	591	10,955	522	—	11,477	4.5%
2029	13	1,579	6,678	11,257	—	17,935	7.0%
2030	—	—	—	—	—	—	—%
2031	13	2,506	57,242	—	—	57,242	22.5%
2032	2	213	750	2,607	—	3,357	1.3%
2033	29	2,017	30,985	—	—	30,985	12.2%
2034	16	974	8,681	3,552	—	12,233	4.8%
Thereafter	49	4,625	34,063	27,475	3,867	65,405	25.7%

[2] *Based on annualized cash lease revenue of $254.8 million for contracts in place at March 31, 2025.*

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

FOCUSED ON GROWING WITH OUR 37 OPERATING PARTNERS AND SELECT NEW CUSTOMERS

DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS

EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION

LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES

INVESTMENT STRUCTURE



SHOP
4.2%
NOTES
8.7%
LEASE
87.1%

INVESTMENT HISTORY*

(DOLLARS IN MILLIONS)



$800
$700
$600
$500
$400
$300
$200
$100
$0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
$447.7
$214.0
$364.3
$329.0
$226.9
$120.5
$101.5
$74.5
$237.5
$174.9
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Existing Relationship
New Relationship
10-Year Treasury
WACY

*The average age of properties acquired since 2020 is **16.3 years.** The total portfolio average age is **27.0 years.**

RECENT INVESTMENTS

RECENT LEASE ACTIVITIES (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total
Q2 2025						
Agemark Senior LIving*	SH	Lease	205/6	NE	8.00%	$ 63,500
Q1 2025						
Generations, LLC*	SH	Lease	108/1	CO	8.00%	$ 21,200
Mainstay Healthcare[2]	SH	Lease	88/1	FL	8.00%	8,600 [2]
Juniper Communities LLC*	SH	Lease	120/1	NJ	7.95%	46,300
						$ 139,600
Q4 2024						
Spring Arbor*	SH	Lease	522/10	NC	8.23%	121,300
William James Group, LLC*	SH	Lease	46/1	GA	8.50%	6,870
Q2 2024						
Encore Senior Living[2]	SH	Lease	110/1	WI	8.25%	32,100 [3]
						$ 160,270

RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q2 2025								
Encore Senior Living	SH	Construction	84/1	MI	9.00%	$28,000	—	$28,000
Q1 2025								
Vizion Health	N/A	Mezzanine Loan	N/A	N/A	9.15%	$5,400	$(5,263)	137
Senior Living Hospitality Group, LLC	N/A	Mezzanine Loan	N/A	N/A	9.00%	1,900	$(1,900)	—
						$35,300	$(7,163)	$28,137
Q4 2024								
Capital Funding Group	N/A	Mezzanine Loan	N/A	N/A	10.00%	$25,000	$(25,000)	—
Mainstay Healthcare*	SH	Mortgage Loan	141/1	FL	8.50%	9,000	(9,000)	
Mainstay Healthcare*	SH	Mezzanine Loan	N/A	N/A	8.50%	350	(350)	
Q3 2024								
The Sanders Trust *	HOSP	Mortgage Loan	36/1	FL	9.00%	27,720	(14,874)	12,846
Q2 2024								
Compass Senior Living, LLC*	SH	Mortgage Loan	165/2	OK	8.50%	9,500	(9,500)	—
Q1 2024								
Carriage Crossing Senior Living*	SH	Mortgage Loan	80/1	FL	8.75%	15,000[5]	(15,000)	—
						$86,570	$(73,724)	$12,846
Other Loan and Development Commitments								
Senior Living Hospitality Group[6]	EFC	Working Capital Note	493/ 2	CT	7.50%	$5,000	$(3,976)	$1,024
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Senior Living Communities	EFC	Revolving Credit	N/A	N/A	Variable	15,000	(15,000)	—
Bickford	SH	Renovation	Various	Various	NA	8,000	(1,559)	6,441
Navion Senior Solutions	SH	Renovation	48/1	NC	NA	1,000	(319)	681
Senior Living Communities	EFC	Renovation	Various	Various	NA	10,000	(3,862)	6,138
Spring Arbor	SH	Renovation	522/10	NC	8.23%	3,000	0	3,000
Juniper Communities, LLC	SH	Renovation	120/1	NJ	7.95%	750	0	750
William James Group, LLC	SH	Renovation	46/1	GA	8.5%	600	(158)	442

Indicates new relationship
[1] *Building count excludes renovations.*
[2] *This property was acquired in a deed in lieu of foreclosure transaction with SLM to satisfy the repayment of its $10.0 million mortgage note receivable.*
[3] *Acquisition was partially funded with with cancellation of a $22.2 million construction loan.*
[4] *Acquisition was partially funded with the cancellation of a $14.2 million construction loan and a reduction of $2.5 million in rent defferals due from Bickford.*
[5] *Additional $2.0 million available to be funded contingent upon the performance of facility operations until March 31, 2027.*
[6] *Formerly referred to as Watermark Retirement.*

CAPITALIZATION OVERVIEW

(DOLLAR AND SHARE AMOUNTS IN THOUSANDS)

	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
Balance Sheet Data					
Gross cost of real estate assets	$ 3,031,719	$ 2,953,548	$ 2,820,430	$ 2,812,154	$ 2,783,370
Total assets	2,782,885	2,614,371	2,460,090	2,476,912	2,478,125
Total liabilities	1,338,300	1,229,195	1,212,681	1,213,440	1,210,559
Total noncontrolling interests	18,111	18,702	18,458	19,055	19,594
Total stockholder's equity attributable to NHI	1,426,474	1,366,475	1,228,950	1,244,417	1,247,972
Operating Data					
Total revenue	$ 89,296	$ 85,754	$ 82,944	$ 84,970	$ 81,513
Rental revenue - GAAP	68,866	65,784	63,318	65,760	62,187
Straight-line rents	1,410	964	1,161	1,213	(308)
Amortization of lease incentives	725	724	723	723	723
Rental revenue - Cash	65,295	62,700	60,093	62,468	60,484
Net Operating Income	75,556	72,154	69,414	71,731	68,466
Adjusted EBITDA[1]	68,060	67,146	64,364	66,932	64,259
Funds Available for Distribution	56,001	52,073	49,383	51,790	50,975
Interest expense	14,337	15,241	14,939	14,854	14,869
General & administrative expense	6,829	5,416	4,810	4,870	5,642
Diluted common shares outstanding	45,879	45,435	43,987	43,564	43,425
NAREIT FFO per diluted common share	1.14	1.24	1.03	1.18	1.10
Normalized FFO per diluted common share	1.15	1.12	1.03	1.18	1.12
Capitalization					
Common shares outstanding at end of each period	46,694	45,688	43,622	43,443	43,425
Market value of equity at end of each period	$ $3,448,819	$ 3,166,178	$ 3,666,865	$ 2,942,394	$ 2,728,393
Total debt	1,262,985	1,146,041	1,136,302	1,136,035	1,139,266
Secured debt	75,704	75,816	75,925	76,031	76,136
Net debt	1,127,981	1,121,752	1,120,752	1,121,269	1,127,909
Total enterprise value	4,576,800	4,287,930	4,787,617	4,063,663	3,856,302
Ratios					
Interest coverage ratio	4.7x	4.4x	4.3x	4.5x	4.3x
Fixed charge coverage ratio	5.1x	4.7x	4.5x	4.7x	4.5x
Net debt to adjusted EBITDA (annualized)	4.1x	4.1x	4.4x	4.2x	4.4x
Net debt as a percentage of enterprise value	24.6%	26.2%	23.4%	27.6%	29.2%
Total Debt / Gross Assets	35.6%	34.1%	35.7%	35.7%	36.0%
Secured Debt / Gross Assets	2.1%	2.3%	2.4%	2.4%	2.4%
Dividend Information					
Regular dividends declared per common share	$ 0.90	$ 0.90	$ 0.90	$ 0.90	$ 0.90
Normalized FFO payout ratio per common share	78.3%	80.4%	87.4%	76.3%	80.4%
Dividends declared	$ 42,024	$ 41,119	$ 39,260	$ 39,099	$ 39,082
Normalized FFO payout ratio	79.9%	81.0%	86.3%	76.3%	80.5%
Normalized FAD payout ratio	75.0%	79.0%	79.5%	75.4%	76.7%
Portfolio Statistics					
Number of Properties	205	203	193	194	195

DEBT[1]


UNSECURED, VARIABLE 50.8%
UNSECURED, FIXED 43.2%
SECURED, FIXED 6.0%

FIXED CHARGE COVERAGE


5.5x
5.9x
4.5x
4.6x
5.1x
2021
2022
2023
2024
2025²

REVOLVER LIQUIDITY (DOLLARS IN MILLIONS)


$800
$700
$600
$500
$400
$300
$200
$100
$0
BALANCE
AVAILABLE
$452.0
$451.5
$455.5
$381.0
$252.8
$248.0
$248.5
$244.5
$319.0
$447.2
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

NET DEBT TO ADJUSTED EBITDA


4.9x
4.7x
4.5x
4.1x
4.1x
2021
2022
2023
2024
2025²

March 31, 2024 (dollars in thousands)		Amount	Rate[1]	% of Total	Maturity[3]
Secured Debt					
Fixed Rate					
Fannie Mae Mortgage Loans	$	75,704	3.96%	6.0%	0 years
Total Secured Debt	$	75,704			
Unsecured Debt					
Fixed Rate					
Private Placement		150,000	4.45%	11.8%	1 year
Public Bonds		400,000	3.00%	31.4%	6 years
Variable Rate					
Revolving Credit Facility		447,200	5.46%	35.1%	4 years
Term Loan		200,000	5.66%	15.7%	0.2 years
Total Unsecured Debt	$	1,197,200			
Subtotal		1,272,904	4.51%	100.0%	3.3 years
Note Discounts		(1,876)			
Unamortized Loan Costs		(8,043)			
Total Debt	$	1,262,985			

[1] Excludes impact of unamortized discounts and loan costs
[2] Annualized, see page 19 for reconciliation
[3] Weighted average

DEBT MATURITIES

DEBT SCHEDULE (DOLLARS IN THOUSANDS)

Financial Instrument	Amount Outstanding [1]	Interest Rate[2]	Fixed/ Variable	Maturity [3]	Years to Maturity	Secured
Credit Facility						
$700MM Revolver (S + 105)	$447,200	5.46%	Variable	Oct-28	3.5	No
Bank Term Loan (S + 125)	200,000	5.66%	Variable	Jun-25	0.2	No
$50MM Private Placement Term Loan	50,000	4.33%	Fixed	Nov-25	0.6	No
$100MM Private Placement Term Loan	100,000	4.51%	Fixed	Jan-27	1.8	No
$400MM Senior Unsecured Notes	400,000	3.00%	Fixed	Feb-31	5.8	No
Fannie Mae Term Loans[4]	60,139	3.79%	Fixed	Apr-25	0.0	Yes
Fannie Mae Term Loan	15,565	4.60%	Fixed	Jul-25	0.3	Yes
Total Debt	$1,272,903					
Weighted Average Interest Rate		4.51%			3.3	

[1] As of March 31, 2025.
[2] Variable rates based on the average 1-month term SOFR plus a 10 basis points spread adjustment for the quarter ended March 31, 2025.
[3] Excludes optional extensions for the revolver and bank term loan. Subsequent to the end of 1Q 2025, NHI extended the term loan for six months.
[4] Subsequent to the end of 1Q 2025, NHI paid off these loans.

DEBT MATURITY SCHEDULE[1] (DOLLARS IN MILLIONS)



$800
$700
$600
$500
$400
$300
$200
$100
$0
Senior Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
$326
$76
$200
$50
$100
$100
$700
$253
$447
$400
$400
2025
2026
2027
2028
Thereafter

SELECT DEBT COVENANTS[1]

Credit Facility	Requirement	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023
Leverage ratio	<= 60%	35%	35%	37%	37%	38%	37%
Unsecured leverage ratio	<= 60%	38%	38%	41%	41%	41%	41%
Secured leverage ratio	<= 30%	2%	2%	2%	2%	2%	2%
Fixed charge coverage ratio	>= 1.75	4.84	4.69	4.60	4.60	4.52	4.58
Tangible net worth	$1.475bn	Pass	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q4 2023	Q4 2023
Leverage ratio	<= 60%	38%	36%	38%	37%	39%	39%
Unencumbered leverage ratio	<= 60%	42%	40%	42%	40%	43%	43%
Secured leverage ratio	<= 30%	2%	2%	2%	2%	2%	2%
Fixed charge coverage ratio	>= 2.00	4.24	3.99	4.15	4.20	4.27	4.27
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q4 2023	Q4 2023
Leverage ratio	<= 60%	37%	35%	37%	37%	37%	37%
Secured leverage ratio	<= 40%	2%	2%	2%	2%	2%	2%
Debt service ratio	>= 1.50	5.13	5.16	5.01	4.85	4.34	4.34
Unencumbered asset ratio	>= 150%	279%	293%	279%	279%	274%	274%

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

PERFORMANCE

EBITDARM COVERAGE[1]

SENIOR HOUSING SKILLED NURSING[2] TOTAL



3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1.36x
2.72x
1.91x
1.49x
2.97x
2.08x
1.52x
3.04x
2.12x
1.55x
3.05x
2.11x
1.53x
3.06x
2.09x
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024

[1]EBITDARM coverage is based on trailing twelve month results through the period indicated.

[2] Includes NHC Fixed Charge Coverage Ratio which is based on the corporate entity.

GENERAL & ADMINISTRATIVE AS % OF GROSS ASSETS

G&A EXPENSE G&A EXPENSE EXCL.STOCK COMPENSATION



0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.0%
0.54%
0.29%
0.73%
0.45%
0.61%
0.47%
0.62%
0.49%
0.77%
0.48%
2021
2022
2023
2024
2025 YTD

FAD PAYOUT RATIO



100%
80%
60%
40%
20%
0%
83.4%
79.4%
83.2%
77.7%
75.0%
2021
2022
2023
2024
2025 YTD

RETURN ON INVESTED CAPITAL



10%
8%
6%
4%
2%
0%
7.3%
7.7%
7.9%
8.3%
8.3%
2021
2022
2023
2024
TTM

TOTAL RETURN[3]

NHI FTSE NAREIT Equity Health Care Vanguard Real Estate Index Fund ETF



23.5%
43.2%
9.8%
60.4%
61.0%
18.3%
49.7%
19.2%
(5.6%)
29.9%
36.9%
14.6%
102.7%
107.9%
56.7%
1-year
2-year
3-year
4-year
5-year

[3]Through March 31, 2025

BALANCE SHEETS

(DOLLARS IN THOUSANDS)

	Q1 2025	Q4 2024
Assets		
Real estate properties		
Land	$ 201,983	$ 191,909
Buildings and improvements	2,823,073	2,751,071
Construction in progress	6,663	10,568
	3,031,719	2,953,548
Less accumulated depreciation	(761,462)	(742,295)
Real estate properties, net	2,270,257	2,211,253
Mortgage and other notes receivable, net of reserve of $18,910 and $20,249	259,770	268,926
Cash and cash equivalents	135,004	24,289
Straight-line rent receivable	88,311	87,150
Other assets, net	29,543	22,753
Total Assets	$ 2,782,885	$ 2,614,371
Liabilities and Stockholders' Equity		
Debt	$ 1,262,985	$ 1,146,041
Accounts payable and accrued expenses	29,189	37,757
Dividends payable	42,024	41,119
Deferred income	4,102	4,277
Total Liabilities	1,338,300	1,229,194
Commitments and Contingencies	—	—
Redeemable noncontrolling interest	9,540	9,790
National Health Investors Stockholders' Equity:		
Common stock, $0.01 par value; 100,000,000 shares authorized;		
46,693,671 and 45,687,942 shares issued and outstanding, respectively	467	457
Capital in excess of par value	1,804,679	1,736,831
Retained earnings	2,638,994	2,604,829
Cumulative dividends	(3,017,666)	(2,975,642)
Total National Health Investors Stockholders' Equity	1,426,474	1,366,475
Noncontrolling interests	8,571	8,912
Total Equity	1,435,045	1,375,387
Total Liabilities and Stockholders' Equity	$ 2,782,885	$ 2,614,371

(a) The Condensed Consolidated Balance Sheets include the following amounts related to our consolidated variable interest entities: $502.5 million and $505.9 million of Real estate properties, net; $5.8 million and $9.7 million of Cash and cash equivalents; $10.1 million and $10.0 million of Straight-line rents receivable; $6.7 million and $7.5 million of Other assets, net; and $3.4 million and $5.7 million of Accounts payable and accrued expenses, in each case as of March 31, 2025 and December 31, 2024, respectively.

STATEMENTS OF INCOME

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

		Q1 2025		Q1 2024
Revenues		(unaudited)		(unaudited)
Rental income	$	68,866	$	62,187
Resident fees and revenues		13,939		13,256
Interest income and other		6,491		6,070
	$	89,296	$	81,513
Expenses				
Depreciation		19,157		17,505
Interest		14,337		14,869
Senior Housing operating expenses		10,853		10,314
Legal		1,426		236
Franchise, excise and other taxes		269		(187)
General and administrative		6,829		5,642
Proxy contest and related		264		—
Taxes and insurance on leased properties		2,887		2,733
Loan and realty losses (gains)		(14)		10
		56,008		51,122
Gains (losses) from equity method investment		415		166
Gains on sale of real estate		114		100
Net income		33,817		30,657
Less: net loss (income) attributable to noncontrolling interests		348		290
Net income attributable to stockholders		34,165		30,947
Less: net income attributable to unvested restricted stock awards		(52)		(32)
Net income attributable to common stockholders	$	34,113	$	$30,915
Weighted average common shares outstanding:				
Basic		45,720,496		43,388,841
Diluted		45,878,528		43,424,550
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.75	$	0.71
Net income attributable to common stockholders - diluted	$	0.74	$	0.71

FFO & FAD RECONCILIATION

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Q1 2025	Q1 2024
Net income attributable to common stockholders	$ 34,113	$ 30,915
Elimination of certain non-cash items in net income:		
Real estate depreciation	18,764	17,309
Real estate depreciation related to noncontrolling interests	(413)	(411)
Gains on sales of real estate, net	(114)	(100)
NAREIT FFO attributable to common stockholders	52,350	47,713
Non-cash write-offs of straight-line receivable and lease incentives	—	786
Proxy contest and related	264	—
Normalized FFO attributable to common stockholders	52,614	48,499
Non-cash lease revenue adjustments, net	(824)	114
Non-real estate depreciation, net	338	164
Amortization of debt issuance costs and discounts, net	974	820
Adjustments related to equity method investments, net	(680)	(513)
Recurring capital expenditures, net	(439)	(554)
Equity method investment non-refundable entrance fees	310	280
Note receivable credit loss expense (benefit)	(14)	10
Non-cash stock-based compensation	2,558	2,155
Transaction costs	1,164	—
Normalized FAD attributable to common stockholders	$ 56,001	$ 50,975
BASIC		
Weighted average common shares outstanding	45,720,496	43,388,841
NAREIT FFO attributable to common stockholders per share	$ 1.15	$ 1.10
Normalized FFO attributable to common stockholders per share	$ 1.15	$ 1.12
DILUTED		
Weighted average common shares outstanding	45,878,528	43,424,550
NAREIT FFO attributable to common stockholders per share	$ 1.14	$ 1.10
Normalized FFO attributable to common stockholders per share	$ 1.15	$ 1.12
PAYOUT RATIOS		
Regular dividends per common share	$ 0.90	$ 0.90
Normalized FFO payout ratio per diluted common share	78.3%	80.4%
Dividends declared	$ 42,024	$ 39,082
Normalized FFO payout ratio	79.9%	80.6%
Normalized FAD payout ratio	75.0%	76.7%

ADJUSTED EBITDA RECONCILIATION

(DOLLARS IN THOUSANDS)

	Q1 2025	Q1 2024
ADJUSTED EBITDA RECONCILIATION		
Net income	$33,817	$30,657
Interest expense	14,337	14,869
Franchise, excise, and other taxes	269	(187)
Depreciation	19,157	17,505
NHI's share of EBITDA adjustments for unconsolidated entities	—	719
Gains on sales of real estate, net	(114)	(100)
Non-cash write-off of straight-line rent receivable	—	786
Write-off of transaction costs	608	—
Note receivable credit loss expense	(14)	10
Adjusted EBITDA	$ 68,060	$ 64,259
Interest expense at contractual rates	$ 13,359	$ 14,088
Principal payments	112	105
Fixed Charges	$ 13,471	$ 14,193
Fixed Charge Coverage	5.1x	4.5x

NET DEBT TO ADJUSTED EBITDA	
Consolidated Total Debt	$ 1,262,985
Less cash and cash equivalents	(135,004)
Consolidated Net Debt	$ 1,127,981
Adjusted EBITDA	$ 68,060
Annualizing Adjustment	204,180
Annualized impact of recent investments, disposals and payoffs	4,798
Annualized Adjusted EBITDA	$ 277,038
Consolidated Net Debt to Adjusted EBITDA	4.1x

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

	Q1 2025	Q1 2024
NOI SEGMENT RECONCILIATION		
Triple-net leased rental income		
Senior Housing	$ 42,296	$ 36,302
Skilled Nursing	22,301	21,645
Hospital	1,082	1,022
Held for Sale and Disposal Revenue	300	485
Triple -net leased NOI	$ 65,979	$ 59,454
SHOP Resident Fees	13,939	13,256
SHOP operating expenses	(10,853)	(10,314)
SHOP NOI	3,086	2,942
Interest income and other	6,491	6,070
NOI	$ 75,556	$ 68,466
NOI TO ADJUSTED NOI RECONCILIATION		
Non-cash write-off of straight-line rent receivable	—	786
Straight-line revenue	(1,410)	(478)
Amortization of lease incentives	725	723
Amortization of commitment fees and discounts	(92)	(94)
Non-segment/Corporate	(42)	(130)
Adjusted NOI	$ 74,737	$ 69,273

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

		Q1 2025		Q1 2024
ADJUSTED NOI RECONCILIATION				
Net Income	$	33,817	$	30,657
Interest		14,337		14,869
Gains on sales of real estate		(114)		(100)
(Gain) loss from equity method investment		(415)		(166)
Franchise, excise and other taxes		269		(187)
Legal		1,426		236
Loan and realty gains (losses)		(14)		10
Proxy and contest related		264		—
General and administrative		6,829		5,642
Depreciation		19,157		17,505
Consolidated NOI	$	75,556	$	68,466
Non-cash write-off of straight-line rent receivable		—		786
Straight-line revenue		(1,410)		(478)
Amortization of lease incentives		725		723
Amortization of commitment fees and discounts		(92)		(94)
Non-segment/Corporate		(42)		(130)
Adjusted NOI	$	74,737	$	69,273

SNF REVENUE BY STATE

State	Properties	Units	Annualized Cash	Percent	Expansion
TX	26	3,212	$31,470,868	35.8%	No
FL	10	1,497	$17,424,214	19.8%	No
TN	16	1,830	$17,275,209	19.6%	No
SC	4	706	$7,700,530	8.8%	No
OR	3	216	$3,552,346	4.0%	Yes
WI	1	144	$2,606,772	3.0%	No
AL	2	287	$2,488,199	2.8%	No
MO	5	756	$2,124,039	2.4%	Yes
KY	1	206	$1,459,133	1.7%	Yes
AZ	1	161	$930,434	1.1%	Yes
VA	1	120	$917,869	1.0%	Yes
Total	70	9,135	$87,949,613	100%	

ANNUALIZED CASH NOI IN
ACA MEDICAID EXPANSION STATE


10.2%
89.8%
YES
NO

DEFERRALS & REPAYMENTS[1,2]

DEFERRALS		2020	2021		2022[3]		2023[4,5]		2024[6]		Q1 2025		CUMULATIVE
Bickford	$	3,750	18,250	$	1,000	$	(2,500)	$	—	$	—	$	20,500
All Others		1,232	6,087		7,944		2,258		(500)		—		17,021
Total	$	4,982	24,337	$	8,944	$	(242)	$	(500)	$	—	$	37,521

REPAYMENTS[6]		2020	2021		2022		2023		2024		Q1 2025		CUMULATIVE
Bickford	$	—	—	$	183	$	2,295	$	5,078	$	1,263	$	8,818
All Others		—	87		546		3,360		6,130		770		10,893
Total	$	—	87	$	729	$	5,655	$	11,207	$	2,033	$	19,712

[1] Includes all rent concessions accounted for as variable lease payments and as lease modifications.
[2] Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties.
[3] Q4 2022 includes a $3.0 million credit to the Bickford deferral balance as well as a $1.5 million forgiveness related to another operator.
[4] Q1 2023 includes a $2.5 million credit to the Bickford deferral balance.
[5] Q3 2023 includes a $0.5 million credit to a senior housing operator deferral balance and $0.5 million in deferrals.
[6] Q2 2024 includes a $0.5 million credit to a senior housing operator deferral balance.
[7] Includes principal and interest repayments.

NOTES

GLOSSARY

Adjusted EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs.

Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

GLOSSARY

Facility Types

SH - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

Fixed Charges

The term Fixed Charges refers to interest expense and debt principal.

NET OPERATING INCOME

Net operating income ("NOI") is a U.S. non-GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties.

OCCUPANCY

Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We define occupancy as the average number of units occupied in any given time period divided by the total number of available units.

RevPOR

RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We define RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.

RETURN ON INVESTED CAPITAL (ROIC)

ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

Stabilized Lease

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

Total Return

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the ex-dividend date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

National Health Investors

Q1 2025 Supplemental